UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2014

COMERICA INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware ------------	1-10706 ----------	38-1998421 ---------------
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
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(Address of principal executive offices) (zip code)

(214) 462-6831
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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 22, 2014, the Governance, Compensation and Nominating Committee (the “Committee”) of the Board of Directors of Comerica Incorporated (“Comerica”) approved a new form of non-qualified stock option agreement, a new form of restricted stock award agreement (non-cliff vesting) and a new form of senior executive long-term performance restricted stock ("SELTPP") unit award agreement that will be used for future grants to executive officers of non-qualified stock options, restricted stock awards and SELTPP units, respectively. These award agreements revise the forfeiture provisions in the award agreements previously used. The forfeiture provisions continue to provide that all or part of an executive officer’s unvested equity award may be cancelled if the executive officer demonstrated an inadequate sensitivity to the inherent risks of his or her business line or functional area which results in, or is reasonably likely to result in, a material adverse impact (whether financial or reputational) on Comerica or the relevant business line or functional area. These provisions have been modified to add that the possible actions leading to such determination may include the demonstration of poor risk management or lack of judgment in discharge of company duties, in addition to the previously outlined actions, which were (i) the failure to comply with company policies and procedures, including the Code of Business Conduct and Ethics or the Senior Financial Officer Code of Ethics (if applicable), (ii) the violation of any law or regulation, (iii) engaging in negligent or willful misconduct and (iv) engaging in activity resulting in a significant or material Sarbanes-Oxley control deficiency.

The new form of non-qualified stock option agreement, the new form of restricted stock award agreement (non-cliff vesting) and the new form of SELTPP unit award agreement are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The description in this Current Report on Form 8-K of the new forms of agreement is qualified in its entirety by reference to the attached exhibits.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits

10.1	Form of Comerica Incorporated Non-Qualified Stock Option Agreement

10.2	Form of Comerica Incorporated Restricted Stock Award Agreement (non-cliff vesting)

10.3	Form of Comerica Incorporated Senior Executive Long-Term Performance Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Jon W. Bilstrom

Name:	Jon W. Bilstrom

Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs,
and Secretary

Date: July 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Comerica Incorporated Non-Qualified Stock Option Agreement

10.2	Form of Comerica Incorporated Restricted Stock Award Agreement (non-cliff vesting)

10.3	Form of Comerica Incorporated Senior Executive Long-Term Performance Restricted Stock Unit Award Agreement